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                                 EXHIBIT 10.32


                     SCHEDULE OF RESTRICTED STOCK AGREEMENTS
                         TYPE B (NON-EMPLOYEE DIRECTORS)


The following have executed Restricted Stock Agreements substantially in the form of the agreement attached as Exhibit 10.31 (the "Exhibit") to the Valero Energy Corporation Form 10-K for the year ended December 31, 2003.

E. Glenn Biggs
W.E. Bradford
Ronald K. Calgaard
Ruben M. Escobedo
Bob Marbut
Susan Kaufman Purcell

The following information sets forth the material details in which the Restricted Stock Agreements described in this Schedule differ from the Exhibit.

         name                 grant date          number of shares            vesting
------------------------ ---------------------- ---------------------- -----------------------
         Biggs                12-31-2001                1,170               1/3 annually
       Bradford               12-31-2001                1,170               1/3 annually
       Calgaard               05-09-2002                1,095               1/3 annually
       Escobedo               05-10-2001                 918                1/3 annually
        Marbut                12-31-2001                1,170               1/3 annually
        Purcell               05-09-2002                1,095               1/3 annually
        Purcell               06-05-2003                 396              100% in 3 years